EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:		31-May-14

	Federal Tax I.D. #		52-2107911

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	x
Bank Account Information	MOR-1b	x
Copies of bank statements (See Notes to the MOR)			x
Cash disbursements journals (See Notes to the MOR)			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			x
Copies of tax returns filed during reporting period (See Notes to the MOR)			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable (See Notes to the MOR)			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Payments to Professionals	MOR-6	x
Post Petition Secured Notes Adequate Protection Payments	MOR-6	x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ John R. Castellano		June 30, 2014
Signature of Authorized Individual*		Date

John R. Castellano
Printed Name of Authorized Individual

Chief Restructuring Officer
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-May-14

		Federal Tax I.D. #	52-2107911

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtor:

Debtor	Case Number
USEC Inc.	14-10475 (CSS)

Notes to MOR-1a:

Cash disbursements shown are based on a book basis which consider a disbursement made when a check is issued, as opposed to when a check is presented for payment.

Amounts do not include interest on the DIP Loan, which is accrued to the outstanding DIP Loan balance.

Notes to MOR-1b:

All amounts listed represent the bank balances as of the end of the month.

Copies of the bank statements and cash disbursement journals were not included with the MOR but are available upon request.

Notes to MOR-2/3:

The unaudited condensed financial statements as of and for the one month ended May 31, 2014 have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain information and notes normally included in financial statements prepared in accordance with GAAP have been omitted. The unaudited condensed financial statements reflect all adjustments which are, in the opinion of management, necessary for a fair statement of the financial results for the interim period.

The Income Statement reflects revenue and expenses that directly correspond to the debtor legal entity, USEC Inc., and does not include non-debtor affiliates and subsidiaries.

The Balance Sheet reflect assets, liabilities, and stockholders equity that directly correspond to the debtor legal entity,
USEC Inc., and does not include non-debtor affiliates and subsidiaries.

MOR NOTES

In re USEC Inc.
Case No.	14-10475 (CSS)
Reporting Period:	31-May-14

Federal Tax I.D. #	52-2107911

Notes to the Monthly Operating Report

Notes to MOR-4:

USEC Inc. received an order which allows the payment of pre-petition taxes. The tax walkforward will reflect both pre-petition and post-petition taxes.

USEC Inc. does not expect to be required to make any federal or state income tax payments.

USEC Inc. files tax returns and makes tax payments periodically. The tax returns and related payments will be made available upon request.

USEC Inc. is current on all post petition payments other than disputes that arise in the ordinary course of business and amounts expected to be but not yet authorized for payment by the Bankruptcy Court.

Due to the volume of activity the detailed listing of aged post petition payables is not included.

The post petition accounts payable reported represent open and outstanding trade vendor invoices that have been entered into the Debtor's accounts payable system and does not include accruals for invoices not yet received or approved.

Notes to MOR-5:

Accounts receivable represents amounts due from the Department of Energy (DOE) related to the
Research, Development and Demonstration (RD&D) program for the American Centrifuge Program (ACP).
and the subsequent American Centrifuge Demonstration and Operation (ACTDO) agreement with
Oak Ridge National Laboratory.

Notes to MOR-6:

Interest expense on the Debtor-in-Possession (DIP) Facility and Secured Intercompany Loan are accrued to the loan balance and do not result in a cash payment.

Notes to MOR-7:

USEC Inc. has received orders that allow payment of pre-petition taxes and certain pre-petition liabilities such as employee benefits and employee expense reimbursement.

The DIP Lender is the Debtor's non-debtor affiliate, United States Enrichment Corporation subsidiary.
Funding was provided under the DIP during the month (amount shown on Schedule MOR-1a).

		MOR-1a

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	31-May-14

	Federal Tax I.D. #	52-2107911

Schedule of Cash Receipts and Disbursements
(000's)
		TIME PERIOD:
		5/1/2014 - 5/31/2014

Debtor	Activity	Amounts
USEC Inc.	Beginning Total Cash (Bank Balance)	$13,838
	Less: Outstanding Checks & Bank Adjustments	(161)
	Beginning Total Cash (Book Balance)	$13,677

	Receipts
	DOE RD&D Reimbursement	9,078
	Other Receipts	1
	Total Operating Receipts	9,079

	Disbursements (book basis)
	Headquarters Payroll & Benefits	(4,442)
	Headquarters Overhead	(1,019)
	Headquarters Outside Services	(114)
	ACP Payroll & Benefits	(3,515)
	ACP Machine Technology & Operations	(2,011)
	ACP Manufacturing, EPC and PETE	(2,872)
	Total Operating Disbursements	(13,974)

	Net Operating Cash Flow	(4,895)

	Non-Operating Items:
	Professional Fees	(1,087)
	Interest	—
	Other (Utility Deposit)	—
	Total Non-Operating Disbursements	(1,087)

	Funding Activities:
	Cash funding provided by draws on DIP:	5,000
	Cash payments on DIP	(9,078)
	Cash payments on Pre-Petition Secured Loan	—
	Total Funding Activities	(4,078)

	Total Change in Cash	(10,059)

	Ending Cash (Book Balance)	3,617
	Plus: Bank Adjustment, Timing & Bank Interest	50
	Plus: Outstanding Checks	676
	Ending Cash (Bank Balance)	4,343

			MOR-1b

In re USEC Inc.
	Case No.		14-10475 (CSS)
	Reporting Period:		31-May-14

	Federal Tax I.D. #		52-2107911

Bank Account Information
(000's)

Legal Entity	Bank	Bank Account	Bank Balance
USEC Inc.	JP Morgan Chase	XX6272	$4,118
USEC Inc.	JP Morgan Chase	XX5349	$0
USEC Inc.	JP Morgan Chase	XX4574	$0
USEC Inc.	JP Morgan Chase	XX6241	$175
USEC Inc.	JP Morgan Chase	XX7309	$0
USEC Inc.	Merrill Lynch	XX3365	$0
USEC Inc.	JP Morgan Chase	XX2733	$50

Total USEC Bank Account Balances, per statements			$4,343

			MOR-2
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-May-14
		Federal Tax I.D. #	52-2107911

Statement of Operations (Income Statement)
(000's)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	USEC Inc.
	14-10475 (CSS)
Revenue
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	6,742
Revenue	6,742

Cost of Sales
Separative Work Units
Production Costs	—
Purchase Costs	—
Change in Inventory	—
Non Production Pension Expense	—
	—
ARO Accretion Expense	—
Uranium	—
U. S. Government Contracts and Other	6,717
Cost of Sales	6,717

Gross Profit
Separative Work Units	—
Uranium	—
U. S. Government Contracts and Other	25
Gross Profit	25

Gross Margin %	—

Special Charges	826
Advanced Technology Costs	2,021
Selling, General and Administrative	3,690
Other (Income) Expense, Net	—
Intercompany Cost Recovery	662
Operating Income (Loss)	(7,174)

Interest Expense	2,149
Preferred Stock Financing Costs	—
Interest (Income)	(4)
Reorganization Costs	2,289
Income (Loss) from Continuing Ops before Taxes	(11,609)
Provision (benefit) for Income Taxes	—
Net Income (Loss)	(11,609)
Equity in earnings (Loss) of non-filing entities	8,102
NET INCOME (LOSS) ATTRIBUTABLE TO USEC INC.	(3,507)

			MOR-3
In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-May-14

		Federal Tax I.D. #	52-2107911

Balance Sheet
(000's)
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

	USEC Inc.
	14-10475 (CSS)
ASSETS		LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT ASSETS		CURRENT LIABILITIES
Cash and cash equivalents	4,300	Short-term debt (DIP)	14,400
Short-term investments	—	Accounts payable and accrued liabilities	20,400
Accounts receivable		Total Current Liabilities	34,800
Customers	—
DOE	13,900	OTHER LIABILITIES
Total Receivables	13,900	Postretirement health and life benefit obligations	—
Inventories		Pension benefit liabilities	25,800
Separative work units	—	Deferred revenue and advances	—
Uranium	—	Other liabilities	24,500
Uranium provided by customers	—	Total Other Liabilities	50,300
Materials & Supplies	200
Total Inventories	200	LIABILITIES SUBJECT TO COMPROMISE	990,300

Deferred Costs Related to Deferred Revenue	—	TOTAL LIABILITIES	1,075,400
Receivable from non-filing entity	—
Other	10,700	STOCKHOLDERS' EQUITY
Total Current Assets	29,100	Common stock, par value $.10 per share	500
		Excess of capital over par value	149,400
PROPERTY, PLANT AND EQUIPMENT		Treasury stock	(34,400)
Construction work in progress	—	Accumulated other comprehensive income (Loss)	(68,500)
Leasehold improvements	1,700	Equity in Subsidiary	498,400
Machinery & equipment	8,500	Retained earnings	(1,062,000)
	10,200	Total Stockholders' Equity	(516,600)
Less: Accumulated depreciation & amortization	(8,700)
Property, Plant and Equipment, Net	1,500	TOTAL LIABILITIES &
		STOCKHOLDERS' EQUITY	558,800
OTHER ASSETS
Investment in non-filing entity	498,800
Deposit for surety bonds	29,400
Total Other Assets	528,200

TOTAL ASSETS	558,800

						MOR-4

In re USEC Inc.
					Case No.	14-10475 (CSS)
				Reporting Period:		31-May-14

				Federal Tax I.D. #		52-2107911

Status of Post-petition Taxes
			(000's)

USEC Inc.			Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal Taxes
Withholding			$—	$1,618	$(1,618)	$—
FICA-Employee			$—	$522	$(522)	$—
FICA-Employer			$571	$582	$(509)	$644
Unemployment			$—	$—	$—	$—
Income			$—	$—	$—	$—
Other:			$—	$—	$—	$—
Total Federal			$571	$2,722	$(2,649)	$644

State & Local
Withholding			$4	$332	$(319)	$17
Unemployment			$—	$—	$—	$—
Sales			$(1)	$25	$(25)	$(1)
Excise			$—	$—	$—	$—
Real Property			$—	$—	$—	$—
Personal Property			$—	$—	$—	$—
Other: Income			$(19)	$—	$—	$(19)
Other: Franchise			$60	$15	$(72)	$3
Total State and Local			$44	$372	$(416)	$—

TOTAL Taxes			$615	$3,094	$(3,065)	$644

Summary of Unpaid Post-petition Debts (See Notes to the MOR)
			(000's)

	Days Past Due
	Current	1-30	31-60	61-90	>91	Total
USEC Inc.	$809	$858	$—	$23	$—	$1,689

		MOR-5

In re USEC Inc.
	Case No.	14-10475 (CSS)
	Reporting Period:	31-May-14

	Federal Tax I.D. #	52-2107911

Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(000's)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
Accounts Receivable Reconciliation		Amount
Total Accounts Receivable (Net) at the beginning of the reporting period		$16,263
+ Amounts billed during the period		6,742
- Amounts collected during the period		(9,078)
Total Accounts Receivable (Net) at the end of the reporting period		$13,927

Accounts Receivable Aging		Amount
Current		$13,927
0 - 30 days old		$0
31 - 60 days old		$0
61 - 90 days old		$0
91+ days old		$0
Total Accounts Receivable		$13,927
Contractual Allowance / Uncollectible		$0
Accounts Receivable (Net)		$13,927

			MOR-6

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-May-14

		Federal Tax I.D. #	52-2107911

Payments to Professionals
(000's)

Professionals
Name	Amount Paid During Month	Total Paid to Date
AKIN GUMP STRAUSS HAUER AND FELD LLP	$385	$385
HOULIHAN LOKEY CAPITAL INC	$301	$301
LOGAN AND CO INC	$57	$57
BABCOCK & WILCOX (Reimbursement for EA Advisors & Baker Botts)	$183	$183
TOSHIBA AMERICA NUCLEAR ENERGY CORP (Reimbursement for GLC & Morrison Foerster)	$150	$150
US TRUSTEE	$10	$10

Total Payments to Professionals	$1,087	$1,087

Post Petition Secured Notes Adequate Protection Payments
(000's)

Name of Creditor	Amount Paid During Month
United States Enrichment Corporation - DIP[1]	$112
United States Enrichment Corporation - Secured Intercompany[1]	$487

Total Payments	$599
(1) Interest on the DIP and Secured Intercompany Loan is charged to the loan and is not a cash payment

MOR-7

In re USEC Inc.
		Case No.	14-10475 (CSS)
		Reporting Period:	31-May-14

		Federal Tax I.D. #	52-2107911

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?	X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X